CALAMOS® FAMILY OF FUNDS

Supplement dated February 1, 2019 to the

Calamos Short-Term Bond Fund

Prospectus dated August 29, 2018

Effective immediately, the second paragraph and table in the section titled “Who manages the Fund” beginning on page 13 of the Prospectus are replaced in their entirety with the following:

Subject to the overall authority of the board of trustees, Calamos Advisors provides continuous investment supervision and management to the Fund under a management agreement and also furnishes office space, equipment and management personnel. For these services, the Fund pays Calamos Advisors a fee on its average daily net assets at the annual rate of 0.30% on the first $500 million, 0.27% on the next $500 million, and 0.25% on average daily net assets in excess of $1 billion, which is accrued daily and paid on a monthly basis.

Effective on March 1, 2019, the following language shall be included immediately preceding the section titled “Reduced sales charges available through certain financial intermediaries” beginning on page 19 of the Prospectus:

Advisory Programs Eligible for Class I Shares

Class I shares purchased by accounts participating in certain programs sponsored by and/or controlled by financial intermediaries (“Advisory Programs”) may be exchanged by the financial intermediary on behalf of the shareholder for Class A shares of the same Fund under certain circumstances. If a shareholder that holds Class I shares of a Fund no longer participates in an Advisory Program, the Class I shares held by the shareholder may be exchanged by the financial intermediary on behalf of the shareholder for Class A shares of the same Fund under certain circumstances. In this case, the shareholder would be subject to ongoing Class A shares’ Rule 12b-1 fees to which it was not previously subject. All such exchanges are initiated by the financial intermediary and not the Fund, and the Fund does not have information or oversight with respect to such exchanges. Such exchanges will be on the basis of each Class’ NAV per share, without the imposition of any sales charge, fee or other charge.

Please retain this supplement for future reference